FRANCHISE DISCLOSURE DOCUMENT
FOR PROSPECTIVE SUBFRANCHISORS

ESCO GLOBAL REALTY CORP. 594 Dagall Road Mill Bay, BC V0R 2P4 CANADA

The Subfranchisor will assist the Franchisor in locating and securing prospective Franchisees and will assist in the growth of Franchise offices in a specific geographic territory (the “Regional Territory”). The Franchisee will operate a real estate sales office, but this is not offered here.

The total investment necessary to begin operation of an ESCO® GLOBAL REALTY Regional Territory ranges from $116,000 to $731,000.  This amount includes the Initial Fee for a Subfranchise that must be paid to the Franchisor or affiliate in the amount of $40,000 per 1,000,000 of population within the Regional Territory.  Subfranchisor should refer to Items 5 and 7 of this Circular for further information regarding the investment.

This disclosure document summarizes certain provisions of your franchise agreement and other information in plain English.  Read this disclosure document and all accompanying agreements carefully.  You must receive this disclosure document at least 14 calendar-days before you sign a binding agreement with, or make any payment to, the Franchisor or an affiliate in connection with the proposed franchise sale.  Note, however, that no governmental agency has verified the information contained in this document.

The terms of your contract will govern your franchise relationship.  Don’t rely on the disclosure document alone to understand your contract.  Read all of your contract carefully.  Show your contract and this disclosure document to an advisor, like a lawyer or an accountant.

Buying a franchise is a complex investment.  The information in this disclosure document can help you make up your mind.  More information on franchising, such as “A Consumer’s Guide to Buying a Franchise,” which can help you understand how to use this disclosure document, is available from the Federal Trade Commission.  You can contact the FTC at 1-877-FTC-HELP or by writing to the FTC at 600 Pennsylvania Avenue, NW, Washington D.C. 20580.  You can also visit the FTC’s home page at www.ftc.gov for additional information.  Call your state agency or visit your public library for other sources of information on franchising.

STATE COVER PAGE

Your state may have a franchise law that requires a franchisor to register or file with a state franchise administrator before offering or selling in Your state.  REGISTRATION OF A FRANCHISE BY A STATE DOES NOT MEAN THAT THE STATE RECOMMENDS OR HAS VERIFIED THE INFORMATION IN THIS DISCLOSURE DOCUMENT.  Call the state franchise administrator listed in Exhibit B for information about the franchisor or about franchising in Your state.

MANY FRANCHISE AGREEMENTS DO NOT ALLOW YOU TO RENEW UNCONDITIONALLY AFTER THE INITIAL TERM EXPIRES.  YOU MAY HAVE TO SIGN A NEW AGREEMENT WITH DIFFERENT TERMS AND CONDITIONS IN ORDER TO CONTINUE TO OPERATE YOUR BUSINESS. BEFORE YOU BUY, CONSIDER WHAT RIGHTS YOU HAVE TO RENEW YOUR FRANCHISE, IF ANY, AND WHAT TERMS YOU MIGHT HAVE TO ACCEPT IN ORDER TO RENEW.

Please consider the following RISK FACTORS before You buy this franchise:

THE FRANCHISE AGREEMENT REQUIRES YOU TO RESOLVE DISPUTES WITH US BY ARBITRATION ONLY IN MILWAUKEE COUNTY, WISCONSIN.  OUT OF STATE ARBITRATION MAY FORCE YOU TO ACCEPT A LESS FAVORABLE SETTLEMENT FOR DISPUTES. IT MAY ALSO COST YOU MORE TO ARBITRATE WITH US IN WISCONSIN THAN IN YOUR OWN STATE.  THE FRANCHISE AGREEMENT REQUIRES THAT WISCONSIN LAW GOVERNS THE AGREEMENT, AND THIS LAW MAY NOT PROVIDE THE SAME PROTECTIONS AND BENEFITS AS LOCAL LAW. YOU MAY WANT TO COMPARE THESE LAWS.

FRANCHISOR BELIEVES THAT AN INTEGRAL PART OF THE ESCO® SYSTEM INCLUDES THE OWN YOUR FUTURE PLAN (THE “OWN YOUR FUTURE® PLAN”), WHICH ALLOWS PARTICIPANTS IN THE ESCO® SYSTEM TO PURCHASE SECURITIES OF THE FRANCHISOR (THE “SECURITIES”).  AS OF THE DATE OF THIS CIRCULAR, FRANCHISOR HAS NOT COMPLETED THE REGISTRATION OF THE SECURITIES NECESSARY TO FULLY IMPLEMENT THE EQUITY PROGRAM.  FURTHERMORE, EVEN IF THE SECURITIES ARE SUCCESSFULLY REGISTERED, OTHER RESTRICTIONS MAY PROHIBIT FRANCHISOR FROM EVER FULLY IMPLEMENTING THE OWN YOUR FUTURE PLAN.  THERE ARE OTHER RISKS CONCERNING THE OWNERSHIP OF ANY SECURITIES.  THIS CIRCULAR IS NOT AN OFFERING OF SECURITIES NOR AN INVITATION OR SOLICITATION TO BUY THEM.

THERE MAY BE OTHER RISKS CONCERNING THIS FRANCHISE.

ESCO uses the services of one or more FRANCHISE BROKERS or referral sources to assist ESCO in selling the Franchise.  A franchise broker or referral source represents ESCO, not You.  We pay this person a fee for selling the ESCO Franchise or referring You to us.  You should make sure to do Your own investigation of the Franchise.

Effective Date: See the next page for state effective dates.

STATE EFFECTIVE DATES

The following states require that the Franchise Disclosure Document be registered or filed with the state, or be exempt from registration: California, Hawaii, Illinois, Indiana, Maryland, Michigan, Minnesota, New York, North Dakota, Rhode Island, South Dakota, Virginia, Washington and Wisconsin.  This Franchise Disclosure Document is registered, on file or exempt from registration in the following states having franchise registration and disclosure laws, with the following effective dates:

STATE	EFFECTIVE DATE

Page i

TABLE OF CONTENTS

ITEM 1	THE FRANCHISOR, AND ANY PARENTS, PREDECESSORS AND AFFILIATES	Page 1

ITEM 2	BUSINESS EXPERIENCE	Page 2

ITEM 3	LITIGATION	Page 3

ITEM 4	BANKRUPTCY	Page 3

ITEM 5	INITIAL FEES	Page 3

ITEM 6	OTHER FEES	Page 4

ITEM 7	ESTIMATED INITIAL INVESTMENT	Page 5

ITEM 8	RESTRICTIONS ON SOURCES OF PRODUCTS AND SERVICES	Page 6

ITEM 9	SUBFRANCHISOR’S OBLIGATIONS	Page 7

ITEM 10	FINANCING	Page 8

ITEM 11	FRANCHISOR'S ASSISTANCE, ADVERTISING, COMPUTER SYSTEMS AND TRAINING	Page 8

ITEM 12	TERRITORY	Page 11

ITEM 13	TRADEMARKS	Page 11

ITEM 14	PATENTS, COPYRIGHTS AND PROPRIETARY INFORMATION	Page 12

ITEM 15	OBLIGATION TO PARTICIPATE IN THE ACTUAL OPERATION OF THE FRANCHISE	Page 13

ITEM 16	RESTRICTIONS ON WHAT THE FRANCHISEE MAY SELL	Page 13

ITEM 17	RENEWAL, TERMINATION, TRANSFER AND DISPUTE RESOLUTION	Page 13

ITEM 18	PUBLIC FIGURES	Page 15

ITEM 19	FINANCIAL PERFORMANCE REPRESENTATIONS	Page 15

ITEM 20	OUTLETS AND FRACHISEE INFORMATION	Page 16

ITEM 21	FINANCIAL STATEMENTS	Page 18

ITEM 22	CONTRACTS	Page 18

ITEM 23	RECEIPTS	Page 19

EXHIBIT A	LIST OF UNITED STATES ESCO SUBFRANCHISORS AND FRANCHISEES	Exhibit A

EXHIBIT B	STATE FRANCHISOR ADMINISTRATOR AND REGISTERED AGENTS FOR SERVICE	Exhibit B

EXHIBIT C	FINANCIAL STATEMENTS	Exhibit C

EXHIBIT D	SUBFRANCHISE AGREEMENT	Exhibit D

EXHIBIT E	PROMISSORY NOTE	Exhibit E

EXHIBIT F	FRANCHISE AGREEMENT	Exhibit F

EXHIBIT G	PERSONAL GUARANTY	Exhibit G

EXHIBIT H	TABLE OF CONTENTS OF TRAINING MANUAL	Exhibit H

© 2004 ESCO GLOBAL REALTY CORP.	Page ii

ITEM 1 – THE FRANCHISOR, AND ANY PARENTS, PREDECESSORS AND AFFILIATES

To simplify the language in this offering circular, "ESCO" means ESCO GLOBAL REALTY CORP., the Franchisor. "You” means the person who buys this Subfranchise. If You form a corporation, partnership or other organization, the reference to "You” includes the organization's owners.

ESCO is a Colorado corporation that was incorporated on January 30, 2003. ESCO does business as “ESCO® GLOBAL REALTY”. ESCO’s principal office is located at 594 Dagall Road, Mill Bay, BC V0R 2P4, CANADA.  Its United States address for service of process is Suite 700 – 411 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202.  ESCO's agent for service of process is disclosed in Exhibit B for this Offering Circular.

ESCO has no parents or predecessors and has never owned or operated real estate sales offices. ESCO sells real estate subfranchises and does not conduct any unrelated business activity. ESCO began offering subfranchises for sale on February 1, 2004, and has sold four (4) Subfranchises to date. ESCO has no prior business experience offering franchises in any line of business, or providing products or services to the franchisees.

The franchise described in this Offering Circular is a subfranchise for a specific geographic territory allowing You to sell ESCO® GLOBAL REALTY franchises and to assist in the growth of the franchisees in that specific geographical territory. You will execute a Subfranchise Agreement in the form of Exhibit D attached to this Offering Circular. The fee structure is outlined in the ESCO® Formula, which is included as part of the Subfranchise Agreement. The Subfranchise Agreement sets forth the obligations of You, as the Subfranchisor, and ESCO, as the Franchisor.

FRANCHISOR BELIEVES THAT AN INTEGRAL PART OF THE ESCO® SYSTEM INCLUDES THE OWN YOUR FUTURE PROGRAM (THE “OWN YOUR FUTURE® PLAN”), WHICH ALLOWS PARTICIPANTS IN THE ESCO® SYSTEM TO PURCHASE SECURITIES OF THE FRANCHISOR (THE “SECURITIES”).  AS OF THE EFFECTIVE DATE OF THIS CIRCULAR, FRANCHISOR HAS NOT COMPLETED THE REGISTRATION OF THE SECURITIES NECESSARY TO FULLY IMPLEMENT THE EQUITY PROGRAM.  FURTHERMORE, EVEN IF THE SECURITIES ARE SUCCESSFULLY REGISTERED, OTHER RESTRICTIONS MAY PROHIBIT FRANCHISOR FROM EVER FULLY IMPLEMENTING THE OWN YOUR FUTURE PLAN.  THERE ARE OTHER RISKS CONCERNING THE OWNERSHIP OF ANY SECURITIES.  THIS CIRCULAR IS NOT AN OFFERING OF SECURITIES NOR AN INVITATION OR SOLICITATION TO BUY THEM.

Any real estate office that joins the ESCO® System is referred to in this Circular as a "Franchisee”. ESCO® GLOBAL REALTY Franchisees offer real estate brokerage services to the general public as independently owned and operated entities utilizing the ESCO® System (as defined below) in a specific geographic territory for a certain term pursuant to the terms of a Franchise Agreement in the form of Exhibit F attached to this Offering Circular. You and the Franchisee are the only two (2) parties to the Franchise Agreement. The Franchise Agreement sets out the obligations of You and the Franchisee.

Every Franchisee must possess a bona fide real estate broker's license in good standing under the laws of the state where the franchise is located. Your activities as a Subfranchisor are subject to state and federal laws and regulations related to franchise disclosure and real estate transfer and brokerage laws.

ESCO has developed a plan (the "ESCO® System") designed to enable independent real estate brokerage offices to utilize brand name identification for the real estate industry. The ESCO® System is identified by means of certain trade names, service marks, trademarks, logos, and commercial symbols (the "Marks") that provide recognition of the ESCO® System for customers and clients. The ESCO® System includes training programs for Subfranchisors and Franchisees, training and operating manuals, a program for the referral of real estate listings and real estate buyers, and other procedures and systems to assist in the operation and management of a real estate office. The ESCO® System also includes programs for the establishment of advertising and promotional campaigns. ESCO will provide certain specified support and services to all subfranchisors in their assigned geographical territory. You will sell, service and assist the Franchisees in the development of their franchised offices.

© 2004 ESCO GLOBAL REALTY CORP.	Page 2

The real estate sales business is highly competitive. You must compete with numerous other real estate franchise sales offices. The businesses with which You should expect to compete include, in general, national or regional franchise systems and other chains, and independently owned local firms. Your business will also be affected by its location, the locations of competing real estate sales offices, your financial and managerial capabilities, availability of labor, interest rates, demographic or cultural conditions, and other factors. There is also active competition for management and service personnel.

ITEM 2 – BUSINESS EXPERIENCE AND AFFILIATES

The following are ESCO's directors, trustees, general partners, principal officers, all individuals who will have a management responsibility relating to the sale or operation of the franchises offered by this disclosure document, and the Franchise Broker utilized by ESCO, together with a brief occupational history of each person:

John Alexander, LL.B.
Founder & Consultant
Mr. Alexander is our former Chairman of the Board and Chief Executive Officer. A former trial lawyer, Mr. Alexander has served as the head of our management team since ESCO®’s inception. He was a top producing Realtor® with Re/Max from 1990-1996 and from 1997-2000 owned a real estate office. In 2002, Mr. Alexander began the ground-up development of the ESCO® Global Realty franchise system. In his role as Consultant, Mr. Alexander will assist the Board of Directors and our Chief Executive Officer to implement the securities and business development activities of the Corporation.

ESCO Global Realty Corp. (Victoria, BC)	Consultant	2007-present
ESCO Global Realty Corp. (Victoria, BC)	CEO, Chairman	2002-2007

Brent Boyd
Senior Vice President, Chief Operating Officer, Director
Mr. Boyd is our Senior Vice-President and Chief Operating Officer and member of our Board of Directors. He brings over thirty years experience in the communications industry to the Company. Mr. Boyd has worked closely with Mr. Alexander in the development of the ESCO® Global Realty franchise system and is responsible for ESCO®’s organizational structure and technology offerings.

ESCO Global Realty Corp. (Victoria, BC)	Senior Vice President, COO	2002-present
Marketing Consultant (Victoria, BC)	Self-employed	1999-present
Watermark Communications Group Inc. (Victoria, BC)	President	1987-1998

David Alexander
President, Chief Executive Officer, Chairman
An honors graduate of prestigious Brentwood College, and subsequently an honors graduate of University of Alberta, Mr. Alexander is fluently bilingual in French and English and understands Russian. A gifted public speaker, he brings significant personnel management and administrative experience to ESCO®. Mr. Alexander has a ‘can do’ attitude and a commitment to realize ESCO®’s vision of an ethical, community-minded real estate organization that meets the needs of the public that it serves as well as the needs of its Regional Owners, Franchisee-Brokers, Realtors® and Support Staff through equity ownership in ESCO Global Realty Corp.

ESCO Global Realty Corp. (Vancouver, BC)	President	2008-present
ESCO Global Realty Corp. (Vancouver, BC)	CEO, Chairman	2007-present
Langley Christian School (Vancouver, BC)	Teacher; Fine Arts Coordinator	1995-present

Ron Schwartz
Vice-President – Regional Development
A top real estate trainer, Mr. Schwartz began his real estate career over twenty-five years ago. While experienced as a sales agent and owner/broker of a Century 21 franchise, Mr. Schwartz’ gift is his ability to recruit, train and build organizations. For the past 10 years, he has been recruiting and training sales agents for established real estate offices throughout Western Canada. Working with the ESCO® Training Institute, Mr. Schwartz will develop curriculum and present courses to pass on his skills in recruiting and building real estate organizations.

© 2004 ESCO GLOBAL REALTY CORP.	Page 2

1401041 Alberta Ltd. (Calgary, AB)	Director	2008-present
ESCO Global Realty Corp. (Calgary, AB)	Vice-President	2005-present
Realty Executives Apex (Calgary, AB)	Recruiter	2004-2008
Realty Executives Regional (Calgary, AB)	Recruiter	2004
Market Networks (Calgary, AB)	President	2003-2004
A.E. Lepage (Nanaimo, BC)	Recruiter/ Trainer	2002

Gaius Carmichael
Vice President – Atlantic Canada
Mr. Carmichael is Regional Owner of the ESCO® Atlantic Canada region. He is also the owner of Solid Gold Construction, a Halifax-based construction company that has built and sold over 200 high end homes in Atlantic Canada since 2001. Prior to becoming a full-time home builder Mr. Carmichael owned a highly successful landscaping business that earned him Entrepreneur of the Year Award.

ESCO Global Realty Corp. (Halifax, NS)	Vice-President	2007-present
ESCO Atlantic Canada (Halifax, NS)	Regional Owner	2006-present
Solid Gold Construction (Halifax, NS)	Owner	2001-present

Lyle Spearing
Vice President – Western Canada

Mr. Spearing is Regional Owner of the ESCO® Western Canada region. He owned and operated a third-generation family farm in Saskatchewan which he sold before moving to Calgary and becoming a Realtor®. Mr. Spearing volunteers with the Civil Air Search and Rescue Association, flying out of Calgary as a spotter in search of downed aircraft.

1401041 Alberta Ltd. (Calgary, AB)	Director	2008-present
ESCO Global Realty Corp. (Calgary, AB)	Vice-President	2008-present
MaxWell Realty (Calgary, AB)	Realtor®	2006-2008
Realty Executives (Calgary, AB)	Realtor®	2005-2006
Farming/Highway Trucking Company (SK)	Owner/Operator	1965-2004

ITEM 3 – LITIGATION

No litigation is required to be disclosed in this offering circular.

ITEM 4 – BANKRUPTCY

No person previously identified in Items 1 or 2 of this offering circular has been involved as a debtor in proceedings under U.S. Bankruptcy Code required to be disclosed in this Item.

ITEM 5 – INITIAL FEES

You must pay an initial subfranchise fee of $40,000.00 per 1,000,000 persons who reside in your Regional Territory when the Subfranchise Agreement is signed ("Subfranchise Fee"). Because your Regional Territory may differ in population from those offered to other Subfranchisors, the Subfranchise Fee may not be the same for all subfranchisees.  The Subfranchise Fee generally ranges from $40,000 to $400,000.  This amount is the only Initial Fee payable to ESCO before the business opens. The Subfranchise Fee is due on the date you execute the Subfranchise Agreement, and is not refundable.

© 2004 ESCO GLOBAL REALTY CORP.	Page 3

ITEM 6 – OTHER FEES

© 2004 ESCO GLOBAL REALTY CORP.	Page 4

Type of Fee	Amount	Due Date	Remarks
Transaction Fees	50% of the Transaction Fees generated from each Sales Representative transaction	Transaction Closing Date	Currently, the Transaction Fees from the Sales Representative for each Transaction total $150, resulting in a payment of $75 per transaction end.

Transfer Fee	$10,000	Prior to transfer

Training Fee	$1,500 plus costs for travel, lodging, meals and incidental costs	Prior to training session
There is no charge for tuition fees for the attendance of one person at the training session but there may be a fee for additional persons attending the session. All persons pay their own costs for travel, lodging, meals and incidental costs while attending.

Stock Purchase Plan Remittance	Two percent (2%) from Sales Agents and two-tenths of one percent (0.2%) from Franchisees of the gross commissions earned by each Sales Agent in Your Regional Territory, plus any elective withholding	Transaction closing date
Pursuant to the Own Your Future Plan, You will assist ESCO in facilitating the collection and submission of any amounts from the Sales Representatives and Franchisees within Your Regional Territory pursuant to the Own Your Future Plan.  For Sales Agents, this currently totals two percent (2%) of the total gross commissions from each Sales Agent, plus an elective amount up to an additional 3% of the total gross commissions earned by each Sales Agent; and for each Franchisee, two-tenths of one percent (0.2%) of the total gross commissions of the Sales Agents within their offices, plus an elective amount of three-tenths of one percent (0.3%) of the total gross commissions of the Sales Agents within their offices.

Audit Fee	Cost of audit plus five percent (5%) of under payment	Completion of audit/inspection
Payable only if an inspection and/or audit reveals that You have underpaid amounts owing to ESCO under the Subfranchise Agreement, and the underpayment is willful or exceeds five percent (5%) of the amount actually owing.

Software License Fee	$2,500 per annum	Anniversary of execution of Subfranchise Agreement	Applicable when software system is fully implemented.

Renewal Fee	50% of the then current Initial Fee	Upon renewal of Your Subfranchise Agreement.

Ancillary Business Royalty	25% of the gross income directly or indirectly earned by the Subfranchisor from Ancillary Business.	Monthly	Ancillary business shall mean any business undertaken that is not contemplated in the Subfranchise Agreement and may be undertaken only with the prior consent of ESCO.

Initial Franchise Fees	25% of all Initial Franchise Fees payable to the Subfranchisor by all Franchisees within the Regional Territory	Upon signing of the Franchise Agreement

Franchise Renewal and Transfer Fees	25% of all Renewal and Transfer Fees payable to the Subfranchisor by all Franchisees in the Regional Territory	Upon transfer or renewal of the Franchise Agreement

Initiation Fees	The Initiation Fees payable by the Sales Representatives of Franchisees within the Regional Territory, currently $195.00 per Sales Representative	Upon Transfer to Franchisee of a Sales Represen-tative’s License
Each Sales Representative under written contract with a FRANCHISEE pays an initiation fee of one hundred ninety-five dollars ($195). The initiation fee is non-refundable and is due and payable on the effective date of the Sales Representative's agreement or the date the person or entity becomes a part of the ESCO® SYSTEM.  You are responsible for facilitating the collection of the initiation fee from the Sales Representatives and remitting the initiation fee directly to ESCO immediately upon the effective date of the Sales Representative.

Annual Dues	The Annual Dues payable by the Sales Representatives of Franchisees within the Regional Territory, currently $195.00 per Sales Representative	Upon each annual renewal of the execution of a new Sales Representative Agreement
Each Sales Representative under written contract with a FRANCHISEE pays annual dues of one hundred ninety-five dollars ($195). The annual dues are non-refundable and are due and payable on the anniversary of the effective date of the Sales Representative's agreement or the anniversary of the date the person or entity becomes a part of the ESCO® SYSTEM.  You are responsible for facilitating the collection of annual dues from its Sales Representatives and remitting the annual dues directly to ESCO immediately upon each anniversary date.

Promotional Fund	$50 per Sales Representative per month	Monthly
Each Sales Representative contributes the sum of $50.00 per month to a Promotional Fund administered by ESCO (See Item 11). The Franchisee collects these funds and remits them to ESCO for deposit in the Promotional Fund monthly.

Training Fund	$50 per Sales Representative per month	Monthly
Each Sales Representative contributes the sum of $50.00 per month to a Training Fund administered by ESCO (See Item 11). The Franchisee collects these funds and remits them to ESCO for deposit in the Training Fund monthly.

Late Fees	1.5% or applicable legal rate on past due amounts	On Demand

All of the foregoing fees and dues are imposed by and payable to ESCO and are subject to change only by ESCO. All of the foregoing fees and dues are nonrefundable.

© 2004 ESCO GLOBAL REALTY CORP.	Page 5

ITEM 7 – YOUR ESTIMATED INITIAL INVESTMENT

Although costs may vary among Subfranchises, anticipated costs are presently estimated as follows:

Type of Expenditure	Estimated Amount	Method of Payment	When Due	To Whom Payment is to be Made
Subfranchise Fee	$40,000 - $400,000 See Note 1	In Full	On signing of Franchise Agreement	ESCO

Travel & Living Expenses While Training	$2,000 - $5,000	As Incurred	During Training	Airlines, Hotels, Restaurants

Insurance	$2,000 - $10,000 See Note 2	As Billed	As Incurred	Insurance Company
Legal Expenses	$1,000 - $5,000	As Billed	As Incurred	Your Attorney

Improvements, Equipment, Opening Costs	$5,000 - $25,000 See Note 3	As Billed	As Incurred	Your Lessor, Contractors, Vendors

Office Lease/Rental Payments (12 months)	$6,000 - $36,000 See Note 4	As Billed	Monthly In Advance	Your Landlord

Additional Funds (6 – 12 months)	$60,000 - $250,000 See Note 5	As Needed	As Incurred	Employees, Vendors, Bank, Lenders, etc.

Totals	$116,000 - $731,000 See Note 6

Note 1	The Subfranchise Fee for a Subfranchise Agreement is based upon $40,000 per 1,000,000 of population within the Regional Territory.

Note 2	The costs of insurance will vary depending on the number of employees, the location of the brokerage office and the value of the equipment and improvements.

Note 3
Costs include furniture, fixtures, equipment, installations, security deposits, utility costs, incorporation fees, initial opening, advertising and promotional expenses, signage, materials, and any unforeseen incidental expenses related to facilities improvements.

© 2004 ESCO GLOBAL REALTY CORP.	Page 6

Note 4	These figures will vary considerably depending on the location, size of office and type of office lease.

Note 5
ESCO has prepared the foregoing estimates based on its experience. Except as otherwise indicated, these estimates cover your initial cash investment up to the opening of your office. ESCO cannot guarantee that You will not have additional expenses starting your business. They do not provide for your cash needs to cover any financing incurred by you or your other expenses. You should not plan to draw income from the operations during the startup and development stage of your business, the actual duration of which will vary materially from office to office and cannot be predicted by ESCO. You must have additional reserves available, whether in cash or through a bank line of credit, or have other assets that You may liquidate or against which You may borrow, to cover other expenses and any operating losses You may sustain, whether during your startup and development stage, or beyond. The amount of necessary reserves will vary greatly from Subfranchise owner to Subfranchise owner and will depend upon many factors, including the rate of growth and success of your business, which in turn will depend upon factors such as demographics and economic conditions in the area in which your office is located, the public awareness of your business within the general vicinity of your office, your management skill, experience, business acumen and ability to operate efficiently and in conformance with our recommended methods of doing business, and competition. Because the exact amount of reserves will vary from operation to operation and cannot be meaningfully estimated by ESCO, ESCO urges You to retain the services of an experienced accountant or financial advisor to develop a business plan and financial projections for your particular operation.

Note 6	All payments are non-refundable.

ITEM 8 – RESTRICTIONS ON SOURCES OF PRODUCTS AND SERVICES

ESCO requires that all stationery, merchandising material and anything that is utilized by You that contains ESCO's Marks be purchased from ESCO's Approved Suppliers. ESCO maintains a list of Approved Suppliers, which is available to You upon written request. If You wish to have a supplier You desire to have designated as "Approved”, You may submit information about the supplier and its relevant products or services to ESCO for review. ESCO will not unreasonably withhold its approval of any supplier that meets the quality standards set forth by ESCO and who agrees to execute ESCO's then current Confidentiality and License Agreement.  The quality standards set forth by ESCO are not available to You.  ESCO will notify You of its decision to approve or disapprove the supplier within thirty (30) days.  ESCO may revoke any Approved Supplier upon not less than sixty (60) days advance written notice to You.  ESCO does not negotiate purchase arrangements with Suppliers (including price terms) for the benefit of Subfranchisors or Franchisees.  ESCO does not provide material benefits to Subfranchisors or Franchisees based on the purchase of particular products or services or use of particular suppliers.

No officer of ESCO currently owns an interest in any of ESCO’s Approved Suppliers.

ESCO may require you to purchase a designated software system for the Franchise reporting system. The system will be under ongoing development and will be licensed by ESCO to You. There is no initial cost for the system. An annual license fee of $2,500 may be imposed on Subfranchisors.

You are required to comply with quality standards and specifications described in ESCO's Training Manual for furnishings, fixtures, equipment and operating supplies.

Approved Suppliers may pay ESCO a royalty for products sold utilizing the ESCO Marks. ESCO has not received any royalties from Approved Suppliers to date.

© 2004 ESCO GLOBAL REALTY CORP.	Page 7

ITEM 9 – SUBFRANCHISOR’S OBLIGATIONS

THIS TABLE LISTS YOUR PRINCIPAL OBLIGATIONS UNDER THE SUBFRANCHISE AND OTHER AGREEMENTS. IT WILL HELP YOU FIND MORE DETAILED INFORMATION ABOUT YOUR OBLIGATIONS IN THESE AGREEMENTS AND IN OTHER ITEMS OF THIS OFFERING CIRCULAR.

Obligation	Subfranchise Agreement	Disclosure Document
a. Site Selection and Acquisition/Lease	Section 9	Item 11

b. Pre-opening Purchases/Leases	Section 9	Items 5, 6, 7

c. Site Development and other Pre-opening Requirements	Section 9	Items 5, 6, 7, 11

d. Initial and Ongoing Training	Section 14	Item 11

e. Opening	Section 5	Item 8, 11

f. Fees	Sections 1, 7, 23	Items 5, 6, 7

g. Compliance with Standards, Policies, Operating Manual	Sections 16, 17	Items 8, 11, 13, 14

h. Trademark and Proprietary Information	Sections 4, 13	Item 13, 14

i. Restrictions on Products/Services Offered	Sections 10, 12	Item 16

j. Warranty and Customer Service Requirements	Sections 11, 16	Items 1, 12

k. Territorial Development and Sales Quotas	Section 17, Schedules 2, 3	Item 12

I. Ongoing Product/Service Purchases	Section 12	Item 8

m. Maintenance, Appearance and Remodeling Requirements	Section 9	Item 7

n. Insurance	Section 24	Item 7

o. Advertising	Section 17	Items 7, 11

p. Indemnification	Section 28

q. Owner's Participation/Management/Staffing	Sections 16, 17	Item 15

r. Records and Reports	Sections 17, 20	Item 11

s. Inspections and Audits	Section 20	Item 6, 11

t. Transfer	Section 23	Items 6, 17

u. Renewal	Section 6	Item 17

v. Post-termination Obligations	Section 22	Item 17

w. Non-competition Covenants	Section 25	Item 17

x. Dispute Resolution	Section 26	Item 17

© 2004 ESCO GLOBAL REALTY CORP.	Page 8

ITEM 10 – FINANCING

If you meet ESCO’s credit standards, ESCO may finance up to fifty percent (50%) of the Subfranchise Fee, payable over thirty-six (36) months with interest at a rate equal to two percent (2%) above the prime interest rate published in the Wall Street Journal at the time the Promissory Note (the "Note", attached as Exhibit E to this Offering Circular) evidencing the loan is signed. The Note may be prepaid at any time without penalty and is secured by a personal guaranty in the form of Exhibit G attached to this Offering Circular.  The Note sets forth Your potential liabilities upon default, including Your accelerated obligation to pay the entire amount due and the obligation to pay court costs and attorney’s fees incurred in collecting the debt.

ITEM 11 – FRANCHISOR'S ASSISTANCE, ADVERTISING,
COMPUTER SYSTEMS AND TRAINING

Except as listed below, ESCO is not required to provide You with any assistance.

A.	Before You open your business, ESCO will provide the following assistance to You:

(1)	Provide You with a copy of our prototypical office plans and specifications, which You may adapt for your own use. (See Subfranchise Agreement, Article 15.)

(2)
Train You (You must complete the initial training program to ESCO's satisfaction) as provided in the training course manual, the Table of Contents of which is attached to this Offering Circular as Exhibit H. (See Subfranchise Agreement, Article 15.)  The initial training program is conducted by John Alexander, Brent Boyd, and Ron Schwartz. Their background and experience is described in Item 2 of this Circular.  ESCO will provide you with a reasonable opportunity to review the Training Manual prior to the purchase of a franchise

TRAINING PROGRAM

Subject	Instructional Material	Classroom Hours	On-The-Job Training Hours	Instructor
Preparation and Planning	Training Manual	0.5 hours	n/a	Alexander

Introduction to ESCO Ownership Culture	Training Manual	1.0 hours	n/a	Alexander

Regional Owner Agreement	Training Manual	1.5 hours	n/a	Alexander

Franchise Agreement	Training Manual	0.75 hours	n/a	Alexander

Independent Contractor Agreement	Training Manual	0.75 hours	n/a	Alexander

Franchise Procedure Checklist	Training Manual	1.0 hours	n/a	Boyd

ESCO Structure – Systems & Tools	Training Manual	2.5 hours	n/a	Boyd

Equipment	Training Manual	1.0 hours	n/a	Boyd

Regional Office Staffing	Training Manual	0.5 hours	n/a	Boyd

National & Regional Suppliers	Training Manual	1.0 hours	n/a	Boyd

Regional Council	Training Manual	0.5 hours	n/a	Alexander

Regional Advertising	Training Manual	0.5 hours	n/a	Alexander

Regional Responsibilities	Training Manual	1.0 hours	n/a	Alexander

Regional Franchise Development Plan – Target Marketing, 12 Month Plan, 3 Year Plan	Training Manual	2.0 hours	n/a	Alexander

Ownership Culture: ESCO Training Institute	Training Manual	1.0 hours	n/a	Alexander/Schwartz

Facilitating Multi-Agent Walkovers	Training Manual	1.0 hours	n/a	Alexander/Schwartz

Recruiting, Educating and Training of New Entrants to Real Estate Industry	Training Manual	1.0 hours	n/a	Alexander/Schwartz

Handling Objections	Training Manual	1.0 hours	n/a	Schwartz

Franchisee Training Program Overview	Training Manual	1.0 hours	n/a	Schwartz

Summary and Certificate Presentation	Training Manual	1.0 hours	n/a	Alexander

© 2004 ESCO GLOBAL REALTY CORP.	Page 9

You must pay the travel, lodging, meals and incidental expenses of those attending the initial training program. Training is conducted periodically in various locations in Canada and the United States.

(3)
Lend You one (1) copy of the Training Manual, which covers ESCO's operating policies, marketing and advertising policies and standards, promotional programs and other matters. The Table of Contents of the Training Manual is attached to this Offering Circular as Exhibit H. In addition, each franchise office will receive an office Operating Procedures Manual which contains both mandatory and suggested standards and procedures for efficient office operation. These manuals are confidential and remain our property.

B.	ESCO will also provide the following to You:

(1)	Ongoing Assistance

(a)	Upon completion, provide You with continued access to ESCO's computer software. (See Subfranchise Agreement, Article 20).

(b)	Periodically provide You with revised and updated sections of the Training Manual. (See Subfranchise Agreement, Article 15).

(c)	Periodically provide You with additional revised and updated versions of the computer software. (See Subfranchise Agreement, Section 15.20).

(d)	Periodically train your management personnel. (See Subfranchise Agreement, Article 14.)

(e)	Periodically discuss operating and marketing issues concerning your Subfranchise with You. (See Subfranchise Agreement, Article 15).

(f)
Periodically inspect your office to determine whether You are operating and maintaining it as required by the Agreement and Training Manual, and provide You with written quality performance reviews. (See Subfranchise Agreement, Article 9).

(g)	At your request, consult with You on technical matters. You must pay ESCO's then current charges and related travel and living expenses for these services. (See Subfranchise Agreement, Article 15).

(h)	Franchise Development Training.

(2)	Promotional and Training Fund

ESCO administers a Promotional Fund to promote and enhance the image and identity of the ESCO® System. Currently, each Sales Representative contributes the sum of $50.00 per month to the Fund. The Franchisee collects these funds and remits them to ESCO for deposit in the Promotional Fund (See Item 6). The funds are deposited in a separate account and segregated administratively on our books. We have the right to cause the Promotional Fund to be incorporated or operated through a separate entity, as we deem appropriate.

At Your request, we will furnish to You an unaudited report certified as correct by an ESCO officer showing the Promotional Fund balance at the beginning of the calendar year, the total amount contributed by Franchise owners, and the balance or deficit at the calendar year end.

© 2004 ESCO GLOBAL REALTY CORP.	Page 10

We are obligated to spend an amount equal to the Promotional Fund revenue received or allocated by us for international, national, regional or local advertising, public relations and promotional campaigns, typically in media such as newspapers, radio, cable and local television and the Internet. This amount may also be spent for other items including creative, conducting marketing studies, the promotion and purchasing of advertising art, television commercials, print advertising, media advertising, outdoor advertising, direct mail pamphlets and literature, participation in realtor conferences, and may also be allocated to reimburse us for internal expenses of operating the advertising department and administration of our advertising program. However, we may not allocate more than 10% of all Promotional Fund contributions to the internal expenses incurred by us. We determine, in our discretion, exercised in good faith, all matters relating to advertising, public relations and promotional campaigns and we are not required to allocate or expend advertising funds for the benefit of any particular Franchise owner or group of Franchise owners on a pro rata or proportional basis. For the year ending December 31, 2007, there were no funds collected for the Promotional Fund. (See Subfranchise Agreement, Schedule 5.)

We also administer a Training Fund to develop and administer training programs for the benefit of Sales Representatives, Franchisees, Regional Owners, and ESCO. Currently each Sales Representative remits the sum of $50.00 per month to the Training Fund.  The Franchisee collects these funds and remits them to ESCO for deposit in the Training Fund (See Item 6).  The Training Fund is deposited in a separate account and segregated administratively on our books.  We have the right to cause the Training Fund to be incorporated or operated through a separate entity, as we deem appropriate.

At Your request, we will furnish to You an unaudited report certified as correct by an ESCO officer showing the Training Fund balance at the beginning of the calendar year, the total amount contributed by franchise owners, and the amount actually expensed for the year, and the remaining balance or deficit in the Training Fund at the calendar year end.

We are obligated to spend an amount equal to the Training Fund revenue received or allocated by us for international, national, regional or local training.  Any amounts remaining in the Training Fund at the end of the calendar year are carried over to be used for the following year.    For the year ending December 31, 2007, there were no funds collected for the benefit of the Training Fund.  (See Subfranchise Agreement, Schedule 5.)

(3)	Computer Equipment

Set forth below is a listing of the non-proprietary hardware and software currently required to operate the computer system required by ESCO:

Hardware Requirements
Personal Computer with Intel Core 2 Duo or higher processor
1GB RAM minimum or greater
Video Card supporting 800 x 600 resolution
Monitor supporting 24-bit true color
CD/DVD-R Drive
7200 RPM Hard Drive: 65 MB free disk space for program files / 100 MB for data (larger offices may require additional space)
Uninterruptible Power Supply (APC Back UPS 650 recommended)
Laser Printer (Hewlett Packard recommended)
Software Requirements
Windows XP Professional / Windows Vista Business or Vista Ultimate
Broadband Internet Connection

ESCO may require you to upgrade the hardware and software to maintain compatibility with the Franchise Reporting System.

C.	Office

(1)
You must select your office site, subject to ESCO's review and consent (which will not be unreasonably withheld), and secure fee or leasehold title for the site. ESCO may consult with You regarding site selection, but You are ultimately responsible for locating and obtaining an acceptable site. (See Subfranchise Agreement, Section 9.)

(2)
In evaluating a proposed site, ESCO considers such factors as competition and market analysis, proximity to other real estate offices and other potential sources of customers, building suitability, traffic and transportation, the nature and extent of adjacent businesses, the comparative advantages of a particular market, and other factors selected by ESCO.

© 2004 ESCO GLOBAL REALTY CORP.	Page 11

D.	Opening

Subfranchisors typically open their offices approximately two (2) to three (3) months after they sign a Subfranchise Agreement. The primary factor affecting the time period is whether the office is converted from an existing facility or built by You. Other factors may include the time of year, availability of financing and construction delays. You are required to open your office within 180 days after You sign a Subfranchise Agreement. (See Subfranchise Agreement, Section 5).

ITEM 12 – TERRITORY

A.      The Subfranchise Agreement grants You, as a Regional Owner, the right to a geographic territory ("Regional Territory") outlined in the Description of Regional Territory Addendum attached as Schedule 1 to the Subfranchise Agreement. The Subfranchise Agreement provides that ESCO will not establish or franchise others to establish Franchisees utilizing the ESCO® System within your Regional Territory during the term of the Subfranchise Agreement. Your exclusive rights to a Regional Territory may be terminated or modified by ESCO if You fail to comply with the terms and conditions of the Subfranchise Agreement or any other agreement with ESCO. You do not receive the right to acquire additional Subfranchises.

B.      You are required to sell and cause to be opened ESCO franchises in the Regional Territory according to the Development Schedule contained in the Subfranchise Agreement. The number of ESCO Franchises to be developed in a Regional Territory is determined by the population of the Regional Territory. Your exclusive rights to a Regional Territory will terminate if You fail to sell and cause the prescribed number of ESCO franchises to open within the designated period of time (See Subfranchise Agreement, Schedule 3) or if the Franchisees in the Regional Territory fail to retain the designated number of Sales Representatives within a designated period of time (See Subfranchise Agreement, Schedule 2). Otherwise, the continuation of the Regional Territory is not dependent upon the achievement of a certain sales volume, market penetration or other contingency. The Regional Territory may not be altered unless mutually agreed upon in writing or unless You are in default under the terms of the Subfranchise Agreement.

C.      You do not have the right to use other channels of distribution, such as the Internet, catalog sales, telemarketing, or other direct marketing, to facilitate sales outside of Your Regional Territory.

D.      ESCO has no plans to operate or franchise a business under a different trademark.

ITEM 13 – TRADEMARKS

The following marks are on the principal register in the United States Patent and Trademark Office (USPTO). ESCO has filed all required affidavits and renewal registrations for the trademarks listed below.

ESCO®
Application Date	11/17/2003
Serial Number	78331981
Status	Registered
Registration Date	07/26/2005
Registration Number	2979592

© 2004 ESCO GLOBAL REALTY CORP.	Page 12

OWN YOUR FUTURE®
Application Date	02/22/2004
Serial Number	78372011
Status	Registered
Registration Date	08/05/2008
Registration Number	3482024

ESCO Logo® Application Date Serial Number Status Registration Date Registration Number	04/21/2005 78613813 Registered 11/21/2006 3173267

The following mark is on the principal register in the Canadian Intellectual Property Office (CIPO). ESCO has filed all required statements for the trademark listed below.

ESCO / LOGO / OWN YOUR FUTURE®
Filed	12/12/2003
Application number	1201607
Status	Registered
Registration Date	07/21/2006
Registration Number	TMA668433

You must use ESCO's trademarks only in the manner set forth in the Subfranchise Agreement and Training Manual, and as specified periodically by ESCO. You may not use any of the trademarks as part of a corporate or partnership name.

If You learn of any claim, suit or demand against You by a third party for any alleged infringement, unfair competition of similar matter due to your use of the ESCO trademarks, in accordance with the terms and conditions of the Subfranchise Agreement, you must promptly notify ESCO of any claim, suit or demand. ESCO will then take whatever action it, in its sole discretion, considers necessary to protect and defend You against the claim. You may not settle or compromise any claim by a third party without ESCO's prior written consent. ESCO may defend, compromise or settle any claim at its cost, using attorneys that it chooses and You must cooperate fully with ESCO in defending the claim.

ESCO knows of no infringing or prior uses that could materially affect your use of its trademarks.

ESCO may add to, delete or modify its trademarks. You must accept, use or cease using as may be applicable, the trademarks, including modified or additional trademarks in accordance with ESCO's prescribed procedures, policies, rules and regulations, whether contained in the Training Manual, the Subfranchise Agreement or otherwise. You will not be compensated as a result of any discontinuation or modification.

ITEM 14 – PATENTS, COPYRIGHTS AND PROPRIETARY INFORMATION

ESCO does not grant you the right to use any item governed by a patent or copyright, but does permit You to use Proprietary Information in the Training Manual (See Item 11 of this Offering Circular). Although ESCO has not filed an Application for Copyright Registration for the Training Manual, the information in the Training Manual is proprietary and ESCO claims a copyright to the entire Training Manual and in various advertising and sales promotion materials used in connection with the ESCO® System. You must also promptly tell us when You learn about unauthorized use of this Proprietary Information. ESCO is not obligated to take any action but will respond to this information as we think appropriate. ESCO will indemnify You for losses brought by a third party concerning your use of this information. You must keep the Training Manual current at all times, and upon the termination or non-renewal of your Subfranchise, return all Training Manuals to ESCO. You cannot incorporate ESCO or ESCO® GLOBAL REALTY into the legal name of your entity. You must use ESCO® GLOBAL REALTY in your registered business trade name.

© 2004 ESCO GLOBAL REALTY CORP.	Page 13

ITEM 15 – OBLIGATION TO PARTICIPATE IN THE ACTUAL OPERATION
OF THE FRANCHISE BUSINESS

As a Subfranchisor, You or your designated Regional Director must devote your full time and best efforts to the development and expansion of ESCO's business and in the assistance and development of every franchised ESCO office within your Regional Territory.

You are required to attend the Initial Training Program. If You and the Regional Director are not the same person, then both are required to attend the Initial Training Program. All attendees at the Initial Training Program will be required to sign agreements confirming their acknowledgment of the confidentiality of the course information and individually affirming the non-compete provisions of the Subfranchise Agreement.

ITEM 16 – RESTRICTIONS ON WHAT THE FRANCHISEE MAY SELL

You may not engage in providing special services to Franchisees other than as approved by ESCO in writing (See Items 8, 9 of this Offering Circular). ESCO has the sole discretion to determine or change the types of authorized goods or services. Unless otherwise approved by ESCO, and subject to state or local laws, as a Subfranchisor You are limited to owning one (1) ESCO franchise within your Regional Territory and owning a maximum of a five percent (5%) ownership interest in ESCO Franchise offices inside of your Regional Territory.

© 2004 ESCO GLOBAL REALTY CORP.	Page 14

ITEM 17 – RENEWAL, TERMINATION, TRANSFER AND DISPUTE RESOLUTION

THE FRANCHISE RELATIONSHIP

This table lists certain important provisions of the Subfranchise and related agreements. You should read these provisions in the agreements attached to this disclosure document.

Provision	Subfranchise Agreement	Summary

a. Length of the Franchise term	Section 6.1	The term of a Subfranchise Agreement is 15 years.

b. Renewal or extension of the term	Section 6.2	A Subfranchise Agreement may be renewed for a 15-year period.

c. Requirement for You to renew or extend	Section 6.2	You must not be in breach of the Agreement. You must give notice at least 6 months prior to the expiration date. You must pay the Renewal Fee. You must execute a new Agreement.

d. Termination by You	Section 21.1	Please see the applicable Article in the Agreement.

e. Termination by ESCO without cause	N/A	Not applicable.

f. Termination by ESCO with cause	Section 21.2	Cause means any breach of a material provision of the Agreement.

g. "Cause" defined – curable defaults	Section 21.2	Please see the applicable Article in the Agreement.

h. "Cause" defined – non-curable defaults	Section 21.2	Please see the applicable Article in the Agreement.

i. Your obligations on termination/non-renewal	Section 22.1	Obligations include complete de- identification and payment of amounts due (also see the non-competition section below)

j. Assignment of contract by ESCO	Section 23.1
No restriction on ESCO's right to assign. However, no assignment will be made by ESCO except to an assignee who, in ESCO's good faith judgment, is willing and able to assume ESCO's obligations under the Franchise Agreement.

k. “Transfer” by You – defined	Section 23	Includes transfer of contract or assets or ownership change.

l. ESCO's approval of transfer by You	Section 23	ESCO has the right to approve all transfers but will not unreasonably withhold approval.

m. Conditions for ESCO approval of transfer	Section 23
New Subfranchisor or Franchisee qualifies, transfer fee paid, purchase agreement approved, training arranged, release signed by You and current Agreement signed by new Franchisor or Franchisee (also see the non-competition section below).

n. ESCO's right of first refusal to acquire Your business	Section 23	Any proposed transfer by You is subject to ESCO’s right of first refusal.

o. ESCO's option to purchase Your business	N/A	Not applicable.

p. Your death or disability	Section 23	Treated as an ordinary transfer.

q. Non-competition covenants during the term of the Franchise	Section 25.1	No involvement in competing business without Franchisor's prior written consent.

r. Non-competition covenants after the Franchise is terminated or expires	Section 25.2	No competing business within 1 year within the Regional Territory or within 25 miles of another Franchise.

s. Modification of the Agreement	Section 30	Fees are subject to change by Franchisor. The Manual is subject to change.

t. Integration/merger clause	Section 30	Only the terms of the Agreement are binding (subject to state law). Any other promises may not be enforceable.

u. Dispute resolution by arbitration or mediation	Section 26	All disputes must be arbitrated in Milwaukee, Wisconsin

v. Choice of forum	Section 26	All disputes must be arbitrated in Milwaukee, Wisconsin

w. Choice of law	Section 34	State where Territory is located.

The following states have statutes that may supersede the Agreements in your relationship with ESCO, including the areas of termination and renewal of your Franchise.

ARKANSAS [Stat. Section 70-807], CALIFORNIA [Bus. & Prof. Code Sections 20000-20043], CONNECTICUT [Gen. Stat. Section 42-133e et seq.], DELAWARE [Code, tit.], HAWAII [Rev. Stat. Section 482E1], ILLINOIS [Rev. Stat. Chapter 8151LCS 705/19 and 705/20], INDIANA [Stat. Section 23-2-2.7], IOWA [Code Sections 523H.1 -523H.17], MARYLAND [COMAR 02.02.08.16L, additionally, any claims under the Maryland Registration and Disclosure Law must be brought within 3 years after the grant of this subfranchise.], MICHIGAN [Stat. Section 19.854(27)], MINNESOTA [Stat. Section 80C.14 -which requires us to comply with subs. 3,4, and 5 which require, except in certain specified cases, that You be given 90 days notice of termination with 60 days notice to cure and 180 days notice for non-renewal of the agreement; 80C.21, Minn Rule 2860.4400J, which prohibit us from requiring litigation to be conducted outside Minnesota. In addition, nothing in the Offering Circular or Agreement can abrogate or reduce any of your rights as provided for in Minnesota Statutes, Chapter 80C, or your rights to any procedure, forum, or remedies provided for by the laws of the jurisdiction], MISSISSIPPI [Code Section 75-24-51], MISSOURI [Stat. Section 407-400], NEBRASKA [Rev. Stat. Section 87-401], NEW JERSEY [Stat. Section 56:10-1], SOUTH DAKOTA [Codified Laws Section 37-5A-51], VIRGINIA [Code 13.1-557-574 -13.1-564], WASHINGTON [Code Section 19.100.180], WISCONSIN [Stat. Section 135.03].

© 2004 ESCO GLOBAL REALTY CORP.	Page 15

These and other states may have court decisions that may supersede the Agreements in your relationship with ESCO including the areas of termination and renewal of your Franchise.

ITEM 18 – PUBLIC FIGURES

ESCO does not use any public figure to promote its franchise.

ITEM 19 – FINANCIAL PERFORMANCE REPRESENTATIONS

The FTC’s Franchise Rule permits ESCO to provide information about the actual or potential financial performance of its franchised and/or franchised-owned outlets, if there is a reasonable basis for the information, and if the information is included in the disclosure document.  Financial performance information that differs from that included in Item 19 may be given only if:  (1) ESCO provides the actual records of an existing outlet You are considering buying; or (2) ESCO supplements the information provided in this Item 19, for example, by providing information about possible performance at a particular location or under particular circumstances.

ESCO does not make any representations about a franchisee’s future financial performance or the past financial performance of company-owned or franchised outlets.  ESCO also does not authorize our employees or representatives to make any such representations either orally or in writing.  If You are purchasing an existing outlet, however, we may provide you with the actual records of that outlet.  If You receive any other financial performance information or projections of your future income, You should report it to ESCO’s management by contacting ESCO CEO David Alexander, the Federal Trade Commission, and the appropriate state regulatory agency.

© 2004 ESCO GLOBAL REALTY CORP.	Page 16

ITEM 20 – INFORMATION REGARDING FRANCHISES OF FRANCHISOR

System wide Regional Territory Summary
For Years 2006 to 2008

Regional Territory Type	Year	Regional Territories at the Start of the Year	Regional Territories at the End of the Year	Net Change
Franchised	2006	1	2	1
	2007	2	4	2
	2008	4	6	2

Company-Owned	2006	0	0	0
	2007	0	0	0
	2008	0	0	0

Total	2006	1	2	1
	2007	2	4	2
	2008	4	6	2

Transfers of Regional Territories from Franchisees to New Owners
For Years 2006 to 2008

State/Province	Year	Number of Transfers
Western Canada	2006	0
	2007	0
	2008	1

Total	2006	0
	2007	0
	2008	1

© 2004 ESCO GLOBAL REALTY CORP.	Page 17

Status of Franchised Regional Territories
For Years 2006 to 2008

State/Province	Year	Regional Territories at Start of Year	Regional Territories Opened	Termin-ations	Non-Renewals	Reacquired by Franchisor	Ceased Operations – Other Reasons	Regional Franchises at End of Year
Western Canada	2006	1	0	0	0	0	0	1
	2007	1	0	0	0	0	0	1
	2008	1	0	0	0	1	0	0

Atlantic Canada	2006	0	1	0	0	0	0	1
	2007	1	0	0	0	0	0	1
	2008	1	0	0	0	0	0	1

North & South	2006	0	0	0	0	0	0	0
Carolina	2007	0	2	0	0	0	0	2
	2008	2	0	0	0	0	0	2

New Jersey	2006	0	0	0	0	0	0	0
	2007	0	0	0	0	0	0	0
	2008	0	1	0	0	0	0	1

Canadian Prairies	2006	0	0	0	0	0	0	0
	2007	0	0	0	0	0	0	0
	2008	0	1	0	0	0	0	1

Canada North	2006	0	0	0	0	0	0	0
	2007	0	0	0	0	0	0	0
	2008	0	1	0	0	0	0	1

Total	2006	1	1	0	0	0	0	2
	2007	2	2	0	0	0	0	4
	2008	4	2	0	0	1	0	6

Status of Company-Owned Regional Territories
For Years 2006 to 2008

State/Province	Year	Regional Territories at Start of Year	Regional Territories Opened	Regional Territories Reacquired from Subfranchisor	Regional Territories Closed	Regional Territories Sold to Subfranchisors	Regional Territories at the End of the Year
None	2006	0	0	0	0	0	0
	2007	0	0	0	0	0	0
	2008	0	0	0	0	0	0

© 2004 ESCO GLOBAL REALTY CORP.	Page 18

Projected Openings as of December 31, 2009

State/Province	Subfranchise Agreement Signed but Office Not Open as of 1/1/2009	Subfranchise Offices Projected to be Sold in 2009	New Subfranchise Offices Open in 2009	Projected Company Owned Subfranchise Openings in Next year
Canadian Prairies	1	0	1	0
Canada North	1	0	0	0
Ontario Canada	0	1	0	0
Pacific Canada	0	1	0	0
North & South Carolina	2	0	0	0
New Jersey	1	0	0	0
Totals	5	2	1	0

A list of all current subfranchisors is set forth on Exhibit A.

To date there have been no Subfranchisor Regional Territories or franchisee outlets terminated, canceled, not renewed, or otherwise voluntarily or involuntarily ceased to do business.  If You buy this Franchise, Your contact information may be disclosed to other buyers when You leave the ESCO Franchise System.

ESCO is not currently selling any previously-owned franchised Regional Territories or outlets.

No Subfranchisor has signed a confidentiality clause during the 2006, 2007, or 2008 fiscal years.

ESCO is unaware of any trade-mark specific subfranchisor organization associated with the ESCO Franchise System being offered.

ITEM 21 – FINANCIAL STATEMENTS

Attached to this Disclosure Document as Exhibit C are ESCO’s financial statements for the fiscal years ending December 31, 2005, December 31, 2006, and December 31, 2007, prepared according to United States generally accepted accounting principles, and audited by the independent certified public accounting firm of Werdann & DeVito, LLC.

ITEM 22 – CONTRACTS

Copies of the form of Subfranchise Agreement (Exhibit D) and the Franchise Agreement (Exhibit F) are attached to this Disclosure Document. The actual terms and conditions of the Subfranchise Agreement and Franchise Agreement are subject to negotiation, and may, in certain circumstances, vary from the terms contained in the Subfranchise Agreement and Franchise Agreement included in this Disclosure Document. ESCO urges You to carefully review the specific terms of your individual Agreement with your own legal advisor.

ANY FACT, INFORMATION, PROMISE, ASSURANCE, REPRESENTATION OR CIRCUMSTANCE COMMUNICATED TO YOU THAT IS NOT CONTAINED IN THE SUBFRANCHISE AGREEMENT, FRANCHISE AGREEMENT OR THIS DISCLOSURE DOCUMENT IS UNAUTHORIZED BY ESCO AND SHOULD NOT BE RELIED UPON BY YOU IN DECIDING WHETHER TO PURCHASE A ESCO FRANCHISE.

© 2004 ESCO GLOBAL REALTY CORP.	Page 19

ITEM 23 – RECEIPTS

Receipt

This disclosure document summarizes certain provisions of the franchise agreement and other information in plain language. Read this disclosure document and all agreements carefully.

If ESCO offers you a franchise, it must provide this disclosure document to you 14 calendar-days before You sign a binding agreement with, or make a payment to, the franchisor or an affiliate in connection with the proposed franchise sale.

Maryland, New York and Rhode Island require that we give you this disclosure document at the earlier of the first personal meeting or 10 business days before the execution of the franchise or other agreement or the payment of any consideration that relates to the franchise relationship.

Michigan, Oregon, and Washington require that we give you this disclosure document at least 10 business days before the execution of any binding franchise or other agreement or the payment of any consideration, whichever occurs first.

If ESCO does not deliver this disclosure document on time or if it contains a false or misleading statement, or a material omission, a violation of federal law and state law may have occurred and should be reported to the Federal Trade Commission, Washington, DC 20580 and the state agency listed on Exhibit B.

The franchisor is ESCO Global Realty Corp., 594 Dagall Road, Mill Bay BC V0R 2P4 Canada.

Issuance date: January 1, 2009.

The franchise seller for this offering is John Alexander. His telephone number is (250) 813-0337.

ESCO authorizes the respective state agencies identified on Exhibit B to receive service of process for it in the particular state.

I received a disclosure document dated January 1, 2009 that included the following Exhibits:

EXHIBIT A  LIST OF UNITED STATES ESCO SUBFRANCHISORS AND FRANCHISEES
EXHIBIT B  STATE FRANCHISOR ADMINISTRATOR AND REGISTERED AGENTS FOR SERVICE
EXHIBIT C  FINANCIAL STATEMENTS
EXHIBIT D  SUBFRANCHISE AGREEMENT
EXHIBIT E  PROMISSORY NOTE
EXHIBIT F  FRANCHISE AGREEMENT
EXHIBIT G  PERSONAL GUARANTY
EXHIBIT H  TABLE OF CONTENTS OF TRAINING MANUAL

Date:
	(Do not leave blank)	Signature of Prospective Franchisee

Print Name

You may return the signed receipt either by signing, dating, and mailing it to ESCO Global Realty Corp., 594 Dagall Road, Mill Bay BC V0R 2P4 CANADA.

© 2004 ESCO GLOBAL REALTY CORP.	Page 20

Receipt (Duplicate)

This disclosure document summarizes certain provisions of the franchise agreement and other information in plain language. Read this disclosure document and all agreements carefully.

If ESCO offers you a franchise, it must provide this disclosure document to you 14 calendar-days before You sign a binding agreement with, or make a payment to, the franchisor or an affiliate in connection with the proposed franchise sale.

[Maryland, New York and Rhode Island require that we give you this disclosure document at the earlier of the first personal meeting or 10 business days before the execution of the franchise or other agreement or the payment of any consideration that relates to the franchise relationship.]

[Michigan, Oregon, and Washington require that we give you this disclosure document at least 10 business days before the execution of any binding franchise or other agreement or the payment of any consideration, whichever occurs first.]

If ESCO does not deliver this disclosure document on time or if it contains a false or misleading statement, or a material omission, a violation of federal law and state law may have occurred and should be reported to the Federal Trade Commission, Washington, DC 20580 and the state agency listed on Exhibit B.

The franchisor is ESCO Global Realty Corp., 594 Dagall Road, Mill Bay BC V0R 2P4 Canada.

Issuance date: January 1, 2009.

The franchise seller for this offering is John Alexander. His telephone number is (250) 813-0337.

ESCO authorizes the respective state agencies identified on Exhibit B to receive service of process for it in the particular state.

I received a disclosure document dated January 1, 2009 that included the following Exhibits:

EXHIBIT A  LIST OF UNITED STATES ESCO SUBFRANCHISORS AND FRANCHISEES
EXHIBIT B  STATE FRANCHISOR ADMINISTRATOR AND REGISTERED AGENTS FOR SERVICE
EXHIBIT C  FINANCIAL STATEMENTS
EXHIBIT D  SUBFRANCHISE AGREEMENT
EXHIBIT E  PROMISSORY NOTE
EXHIBIT F  FRANCHISE AGREEMENT
EXHIBIT G  PERSONAL GUARANTY
EXHIBIT H  TABLE OF CONTENTS OF TRAINING MANUAL

Date:
	(Do not leave blank)	Signature of Prospective Franchisee

Print Name

You may return the signed receipt either by signing, dating, and mailing it to ESCO Global Realty Corp., 594 Dagall Road, Mill Bay BC V0R 2P4 CANADA.

© 2004 ESCO GLOBAL REALTY CORP.	Page 21

EXHIBIT A

LIST OF UNITED STATES ESCO SUBFRANCHISORS AND FRANCHISEES

North Carolina

Solid Gold Construction Ltd.
Suite 4 – 1081 Cole Harbour Road
Dartmouth, NS B2V 1E8
CANADA

South Carolina

Solid Gold Construction Ltd.
Suite 4 – 1081 Cole Harbour Road
Dartmouth, NS B2V 1E8
CANADA

New Jersey

D. Wade MacKay
61 Edgewater Close
Dartmouth, NS B2W 6S3
CANADA

LIST OF OTHER ESCO SUBFRANCHISORS AND FRANCHISEES

Canadian Prairies (including Alberta, Saskatchewan, Manitoba)

1401041 Alberta Ltd.
125 Woodpark Court SW
Calgary, AB  T2W 6E5
CANADA

Canada North (including Yukon Territory, Northwest Territories, and Nunavut)

1401041 Alberta Ltd.
125 Woodpark Court SW
Calgary, AB  T2W 6E5
CANADA

Atlantic Canada (including Nova Scotia, New Brunswick, Prince Edward Island, and Newfoundland/Labrador)

3137772 N.S. Limited
Suite 4 – 1081 Cole Harbour Road
Dartmouth, NS B2V 1E8
CANADA

© 2004 ESCO GLOBAL REALTY CORP.	Page 22

EXHIBIT B

STATE/PROVINCIAL FRANCHISOR ADMINISTRATOR
AND REGISTERED AGENTS
FOR SERVICE OF PROCESS

State	Agent for Service of Process	Person in Charge of Administering State Franchise Law
California	California Commissioner of Corporations or any California entity	William Kenefick Corporations Commissioner Department of Corporations 320 West 4th Street, Suite 750 Los Angeles, CA 90013-2244 (213) 576-7505

Connecticut	Connecticut Banking Commissioner	Ralph M. Shulansky Banking Commissioner 44 Capitol Avenue Hartford, CT 06106 (203) 566-4560

Hawaii	Director of Hawaii Department of Commerce & Consumer Affairs	Virginia Lea Crandall Commissioner of Securities 1010 Richards Street Honolulu, HI 96813 (808) 548-6521

Illinois	Illinois Attorney General	Jim Ryan Illinois Attorney General 500 South Second Street Springfield, IL 62706 (217) 782-4465

Indiana	Secretary of State 201 State House 200 West Washington St. Indianapolis, IN 46204	Indiana Securities Division 302 West Washington Street, Room E-111 Indianapolis, IN 46204 (317) 232-6681

Maryland	Maryland Securities Commissioner	Office of the Attorney General Securities Division 200 St. Paul Place, 20th Floor Baltimore, MD 21202 (301) 576-6360

Michigan	Michigan Department of Commerce, Corporations & Securities Bureau	Marilyn McEwen Franchise Administrator 670 Law Building Lansing, MI 48913 (517) 373-7117

Minnesota	Minnesota Commissioner of Commerce	Patrick L. Nelson Deputy Commissioner Minnesota Department of Commerce 133 East Seventh Street St. Paul, MN 55101 (612) 296-6325

New York	Secretary of State of the State of New York	Sheldon Horowitz Principal Attorney New York State Department of Law 120 Broadway, Room 23-122 New York, NY 10271 (212) 416-8211

© 2004 ESCO GLOBAL REALTY CORP.	Exhibit A – Page 2

State	Agent for Service of Process	Person in Charge of Administering State Franchise Law
North Dakota	North Dakota Securities Commissioner	Jocelyn Smith Franchise Examiner 600 East Boulevard, 5th Floor Bismarck, ND 58505 (701) 224-4712
Oregon	Theodore R. Kulongoski (Director of Oregon Department of Insurance & Finance)

Rhode Island	Director of Rhode Island Department of Business Regulation	Michael B. Fines, Esq. Associate Director and Superintendent of Securities Division of Securities 233 Richmond Street, Suite 232 Providence, RI 02903-4232 (401) 277-304

South Dakota	Director of South Dakota Division of Securities
Joe Bjerke
Franchise Administrator
Division of Securities
c/o 500 East Capitol
Pierre, SD  57501-5070
(605) 773-4823

Express Deliveries Only:
Division of Securities
118 West Capitol
Pierre, SD  57501-5070

Texas	Each company names its own Registered Agent for Service of Process	George S. Bayoud, Jr. Secretary of State 1019 Brazos Austin, TX 78701 (512) 463-5701

Virginia	Clerk of the State Corporation Commission	Stephen W. Goolsby Chief Examiner/Investigator State Corporation Commission 1300 East Main Street, 9th Floor Richmond, VA 23219 (804) 371-9051

Washington	Washington Department of Financial Institutions
Deborah Bortner
Acting Administrator
Department of Financial Institutions
Securities Division
P.O. Box 9033
Olympia, WA  98507-9033
(206) 753-6928

For Messenger Delivery Service Only:
Department of Financial Institutions General Administrations Bldg.
Securities Division
210-11th Ave. SW
Olympia, WA  98504

Wisconsin	Wisconsin Commissioner of Securities	Wesley Ringo Commissioner of Securities James R. Fischer, Franchise Administrator 111 West Wilson Street P.O. Box 1768 Madison, WI 53701 (608) 266-3431 (White) (608) 266-8559 (Fischer)

© 2004 ESCO GLOBAL REALTY CORP.	Exhibit B – Page 2

EXHIBIT C
FINANCIAL STATEMENTS

© 2004 ESCO GLOBAL REALTY CORP.	Exhibit C – Page 1

EXHIBIT D
SUBFRANCHISE AGREEMENT

© 2004 ESCO GLOBAL REALTY CORP.	Exhibit D – Page 1

EXHIBIT E
PROMISSORY NOTE

$______________________	Dated: ___________ , 200_____

FOR VALUE RECEIVED,___________________________________ (the "Borrower"), promises to pay to ESCO GLOBAL REALTY CORP. (the "Lender"), at 594 Dagall Road, Mill Bay, BC, Canada V0R 2P4, the principal sum of ____________________ Dollars ($ __________________________) together with interest on the unpaid principal balance at a rate equal to  ________________________ percent (_________ %) per annum, to be paid in thirty-six (36) equal monthly installments of $_____________ commencing ____________________ , 200___ and continuing on the same day of each month thereafter until paid in full. Any unpaid principal and interest, if not sooner paid, shall be due and payable three years from the date of this Note.

If any of the principal or interest is not paid within ten (10) days from due date or if the Borrower or any guarantor:

(a)	makes an assignment for the benefit of creditors, or

(b)	becomes a party to any receivership, bankruptcy or similar proceeding, which is not dismissed within sixty (60) days in the event of any involuntary proceeding, or

(c)	becomes insolvent,

the entire principal of this Note, together with accrued interest, shall become immediately due and owing at the option of the Lender.

Principal and interest is payable in lawful money of the United States. The Borrower promises to pay all costs of collection, including reasonable attorneys' fees incurred by the Lender in collection of this Note in full or any part.

This Note may be prepaid in whole or in part at any time. Any prepayment of principal shall be accompanied by payment of accrued interest to the date of such prepayment on the amount prepaid.

The Borrower waives presentment for payment, demand, notice of nonpayment and dishonor, protest and notice of protest.

BORROWER

By (Name)

Authorized Signature	Date

(CONTINUED ON NEXT PAGE)

© 2004 ESCO GLOBAL REALTY CORP.	Exhibit E – Page 1

Payment is guaranteed in accordance with the Personal Guaranty And Agreement To Be Bound Personally By The Terms And Conditions Of The Subfranchise Agreement attached as Exhibit G hereto.

In the Presence of:		PERSONAL GUARANTORS

Witness (Name)		Individual (Name)

Signature	Date	Signature	Date

Address

City/State/Zip Code

Telephone

Witness (Name)		Individual (Name)

Signature	Date	Signature	Date

Address

City/State/Zip Code

Telephone

Witness (Name)		Individual (Name)

Signature	Date	Signature	Date

Address

City/State/Zip Code

Telephone

Witness (Name)		Individual (Name)

Signature	Date	Signature	Date

Address

City/State/Zip Code

Telephone

© 2004 ESCO GLOBAL REALTY CORP.	Exhibit E – Page 2

EXHIBIT F
FRANCHISE AGREEMENT

© 2004 ESCO GLOBAL REALTY CORP.	Exhibit F – Page 1

EXHIBIT G
PERSONAL GUARANTY

PERSONAL GUARANTY AND AGREEMENT TO BE BOUND PERSONALLY
 BY THE TERMS AND CONDITIONS OF THE SUBFRANCHISE AGREEMENT

In consideration of the execution of the foregoing Subfranchise Agreement by the SUBFRANCHISOR, and for other good and valuable consideration, the undersigned, for themselves, their heirs, successors, and assigns, do jointly, individually and severally hereby become surety and guaranty for the payment of all amounts and the performance of the covenants, terms and conditions in the Subfranchise Agreement, to be paid, kept and performed by the SUBFRANCHISOR.

Further, the undersigned, individually and jointly, hereby agree to be personally bound by each and every condition and term contained In the Subfranchise Agreement and agree that this Personal Guaranty should be construed as though the undersigned and each of them executed an Agreement containing the identical terms and conditions of the Subfranchise Agreement, including, but not limited to, the covenant not to compete provisions contained in Section 25.

If any default should at any time be made by the SUBFRANCHISOR, then the undersigned, their heirs, successors and assigns, do hereby, individually, jointly and severally, promise and agree to pay to the FRANCHISOR all monies due and payable to the FRANCHISOR under the terms and conditions of the Subfranchise Agreement.

In addition, if SUBFRANCHISOR fails to comply with any other terms and conditions of the Subfranchise Agreement, then the undersigned, their heirs, successors and assigns, do hereby, individually, jointly and severally, promise and agree to comply with the terms and conditions of the Subfranchise Agreement for and on behalf of the SUBFRANCHISOR.

In addition, should SUBFRANCHISOR at any time be in default on any obligation to pay monies to FRANCHISOR or any subsidiary or affiliate of FRANCHISOR, whether for products, supplies, furniture, fixtures, equipment or other goods purchased by SUBFRANCHISOR from FRANCHISOR, or any subsidiary or affiliate of FRANCHISOR, or for any other indebtedness of SUBFRANCHISOR to FRANCHISOR, or any subsidiary or affiliate of FRANCHISOR, then the undersigned, their heirs, successors and assigns, do hereby individually, jointly and severally promise and agree to pay all such monies due and payable from SUBFRANCHISOR to FRANCHISOR, or any subsidiary or affiliate of FRANCHISOR.

It is further understood and agreed by the undersigned that the provisions, covenants, and conditions of this Personal Guaranty will inure to the benefit of the successors and assigns of FRANCHISOR.

The undersigned each agrees that its obligations under this Guaranty shall be binding upon the undersigned and its respective successors and assigns and shall remain in full force and effect irrespective of:

1.The validity or enforceability of the Subfranchise Agreement;

2. Any failure or lack of diligence in collection of any amounts due under the terms of the Subfranchise Agreement;

3. The acceptance of any security or other guaranty, the extension of any credit or amendments, modifications, consents or waivers with respect to the Subfranchise Agreement;

4. Any defense that the SUBFRANCHISOR or any other person or entity might have by reason of any action in bankruptcy or other statutory or common law proceedings for debtor relief by SUBFRANCHISOR or any other Guarantor;

5. Any legal or equitable principle of marshaling or other rule of law requiring a creditor to proceed against specific property, apply proceeds in a particular manner or otherwise exercise remedies so as to preserve the several estates of joint obligors or common debtors; and

6. Any act or failure to act with regard to the Subfranchise Agreement that might vary the risk of the undersigned.

The undersigned agrees that FRANCHISOR shall have no obligation to resort in any manner or form for payment from SUBFRANCHISOR or to any other person, firm or entity, their properties or assets or to any security, property or other rights or remedies whatsoever and FRANCHISOR shall have the right to enforce this Guaranty irrespective of whether or not proceedings or steps are pending seeking to resort to or realize on or upon any of the foregoing remedies.

© 2004 ESCO GLOBAL REALTY CORP.	Exhibit G – Page 1

The undersigned agrees to pay FRANCHISOR, upon demand, all legal and other costs, expenses and fees at any time paid or incurred by FRANCHISOR in endeavoring to collect any amounts due FRANCHISOR pursuant to the Subfranchise Agreement or to realize upon this Guaranty or to enforce any right under the Subfranchise Agreement or this Guaranty. It is the intent of the undersigned that this Guaranty is a guaranty of performance and payment and not a guaranty of collection.

In the Presence of:		PERSONAL GUARANTORS

Witness (Name)		Individual (Name)

Signature	Date	Signature	Date

Address

City/State/Zip Code

Telephone

Witness (Name)		Individual (Name)

Signature	Date	Signature	Date

Address

City/State/Zip Code

Telephone

Witness (Name)		Individual (Name)

Signature	Date	Signature	Date

Address

City/State/Zip Code

Telephone

Witness (Name)		Individual (Name)

Signature	Date	Signature	Date

Address

City/State/Zip Code

Telephone

© 2004 ESCO GLOBAL REALTY CORP.	Exhibit G – Page 2

EXHIBIT H
TABLE OF CONTENTS OF TRAINING MANUAL

Preparation and Planning

Introduction to ESCO Ownership Culture

Regional Owner Agreement

Franchise Agreement

Independent Contractor Agreement

Franchise Procedure Checklist

ESCO Structure – Systems & Tools

Equipment

Regional Office Staffing

National & Regional Suppliers

Regional Council

Regional Advertising

Regional Responsibilities

Regional Franchise Development Plan – Target Marketing: 12 Month Plan, 3 Year Plan

Ownership Culture: ESCO Training Institute

Facilitating Multi-Agent Walkovers

Recruiting, Educating and Training of New Entrants to Real Estate Industry

Handling Objections

Franchisee Training Program Overview

Summary and Certificate Presentation

© 2004 ESCO GLOBAL REALTY CORP.	Exhibit H – Page 1